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EXHIBIT 10.3, PAGE 1 OF 3



                      FIRST AMENDMENT TO BONUS INCENTIVE PLAN OF
                                COSTILLA ENERGY, INC.

              ADOPTED BY THE BOARD OF DIRECTORS OF COSTILLA ENERGY, INC.
                                 AS OF APRIL 14, 1997
                                         AND
                 ADOPTED BY THE SHAREHOLDERS OF COSTILLA ENERGY, INC.
                                 AS OF JUNE 16, 1997

Section 3 of the Bonus Incentive Plan of Costilla Energy, Inc. (the "Bonus Plan") is amended to provide that the Bonus Plan shall be administered by the Compensation Committee of the Board of Directors of Costilla Energy, Inc. and that each reference to the Board of Directors of Costilla Energy, Inc. in the Bonus Plan shall mean the Compensation Committee of the Board of Directors of Costilla Energy, Inc.

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EXHIBIT 10.3, PAGE 2 OF 3



                     SECOND AMENDMENT TO BONUS INCENTIVE PLAN OF
                                COSTILLA ENERGY, INC.

              ADOPTED BY THE BOARD OF DIRECTORS OF COSTILLA ENERGY, INC.
                                 AS OF APRIL 14, 1997


Section 7 of the Bonus Incentive Plan of Costilla Energy, Inc. (the "Bonus Plan") is amended to provide that awards of incentive compensation under the Bonus Plan will be made within one hundred and twenty (120) days after the expiration of each Fiscal Year, as that term is defined in the Bonus Plan.

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EXHIBIT 10.3, PAGE 3 OF 3



                      THIRD AMENDMENT TO BONUS INCENTIVE PLAN OF
                                COSTILLA ENERGY, INC.

              ADOPTED BY THE BOARD OF DIRECTORS OF COSTILLA ENERGY, INC.
                                 AS OF APRIL 14, 1997
                                         AND
                 ADOPTED BY THE SHAREHOLDERS OF COSTILLA ENERGY, INC.
                                 AS OF JUNE 16, 1997

The definition of "Participant" in Section 2 of the Bonus Incentive Plan of Costilla Energy, Inc. (the "Bonus Plan") is amended to delete the proviso that excludes any person who owns ten percent (10%) or more of the outstanding shares of common stock, $.10 par value, of Costilla Energy, Inc. at any time during a Fiscal Year, as that term is defined in the Bonus Plan, from participating under the Bonus Plan for that Fiscal Year.